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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K


                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported)
                        December 27, 1998


                      CONTROL DEVICES, INC.
      (Exact name of registrant as specified in its charter)

                   Indiana            000-21345         01-0490335
                  (State of        (Commission File  (I.R.S. Employer
               incorporation)         Number)         Identification
                                                         Number)

             228 Northeast Road
                Standish, Maine                          04084
             (Address of principal                     (Zip Code)
             executive offices)


Registrant's telephone number, including area code (207) 642-4535



                               N/A
  (Former name or former address, if changed since last report)

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Item 5.   Other Events

     Effective December 27, 1998, Control Devices, Inc. (the "Registrant") entered into a License Agreement with Dennis J. Hegyi ("Hegyi"), pursuant to which Hegyi granted to the Registrant a worldwide, exclusive license to manufacture and sell an invention known as a quadrant sensor and the know-how related to such invention. The License Agreement provides for the Registrant to pay a royalty of 1% of the net sales of the quadrant sensor, with a minimum annual royalty of $5,000.00.

     Effective December 28, 1998, the Registrant and Hegyi entered into a Termination of Consultant's Agreement, which terminated a Consultant's Agreement between the Registrant and Hegyi entered into in April 1995.

     Also effective December 28, 1998, the Registrant and Hegyi entered into an Amendment and Termination Agreement, pursuant to which: (i) the Agreement to Grant License entered into by the Registrant and Hegyi in April 1995 was terminated; (ii) the License Agreement (Rain Sensor and Fog Sensor) entered into by the Registrant and Hegyi in April 1995 was amended (x) to reduce the rate of royalties payable from 6% to 3%; (y) to eliminate Registrant's obligation to pay $225,000 to Hegyi if certain rain sensor sales levels were achieved and (z) to eliminate Registrant's obligations to pay $225,000 to Hegyi if certain fog sensor sales levels were achieved; and (iii) Registrant paid Hegyi $635,553.

Item 7.   Financial Statements and Exhibits

        Exhibit No. Description
          99.0 Amendment and Termination Agreement by and
               between    Hegyi and Registrant, dated December
               28, 1998.

          99.1 Termination of Consultant's Agreement by and between Hegyi and Registrant, dated December
               28, 1998.

          99.2 License Agreement between Registrant and
               Hegyi, dated December 27, 1998.


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CONTROL DEVICES, INC.

Date: January 8, 1999


                              By:  /s/ Jeffrey G. Wood
                                   ----------------------------
                                   Jeffrey G. Wood,
                                   Chief Financial Officer


                          EXHIBIT INDEX

        Exhibit                                               Page
        Number Description                                    Number
        ------ --------------------                           ------
         99.0 Amendment and Termination Agreement by and between Hegyi and Registrant, dated
               December 28, 1998.

         99.1 Termination of Consultant's Agreement by and between Hegyi and Registrant, dated
               December 28, 1998.

         99.2  License Agreement between Registrant and
               Hegyi, dated December 27, 1998.